UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 28, 2006

POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana      70433-5001
    (Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code      (985) 892-5521

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 28, 2006, Pool Corporation issued the press release included herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits

99.1	Press release issued by Pool Corporation on September 28, 2006, announcing its September 29, 2006 investor day in New York City and reporting that third quarter sales performance is on track.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By: /s/ Manuel J. Perez de la Mesa

President and Chief Executive Officer

Dated: September 28, 2006